UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:

January 19,  2007

BAIRNCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-8120

 13-3057520

(State or other jurisdiction of        (Commission

(IRS Employer

incorporation or organization)        File Number)

Identification No.)

300 Primera Boulevard, Suite 432, Lake Mary,   FL  32746

(Address of principal executive offices)       (Zip Code)

(407) 875-2222

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

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ITEM 2.02.

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Bairnco Corporation (the “Corporation”) is filing herewith a press release issued on Friday, January 19, 2007, as Exhibit 99 which is incorporated by reference herein.  This press release was issued to announce the Corporation’s fourth quarter and full year 2006 operating results. In this press release, the Corporation also announced the Board of Directors had approved an increase in the quarterly cash dividend from $.07 per share to $.10 per share and declared a dividend of $.10 per share payable on March 30, 2007 to stockholders of record on the close of business on March 5, 2007.

In the press release, the Corporation also tightened its guidance for 2007 sales and earnings per share and increased its guidance on 2007 operating profit.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

The following exhibit is incorporated by reference herein:

99   Press Release, dated January 19, 2007, issued by Bairnco Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIRNCO CORPORATION

By:

/s/ Kenneth L. Bayne

Kenneth L. Bayne

Chief Financial Officer

Date:

January 19, 2007

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EXHIBIT INDEX

Exhibit

Description

99

Press Release

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